                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 25, 2002



                            ANALYTICAL SURVEYS, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)


Colorado                    0-13111                        84-0846389
--------                    -------                        ----------
(State or other             (Commission                    (IRS Employer
jurisdiction of             File Number)                   Identification No.)
incorporation)


       11595 N. Meridian Street, Carmel, IN                    46032
     ----------------------------------------                ---------
     (Address or principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (317) 571-9700
                                                           --------------


  (Former name or former address, if changed since last report): Not applicable

Item 5.  OTHER EVENTS

See Exhibit 99 to this Form 8-K. Analytical Surveys, Inc. Press Release issued November 25, 2002 entitled: "Analytical Surveys Announces Corporate Headquarters Relocation."


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   ANALYTICAL SURVEYS, INC.

Date: November 25, 2002                     By:    /s/ Michael A. Renninger
                                                --------------------------------
                                                       Michael A. Renninger
                                                       Chief Financial Officer